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                                                                    EXHIBIT 23.1
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INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Amendment No. 1 of Registration Statement No. 333-78251 of Northrop Grumman Corporation on Form S-3 of our report dated March 22, 1999, appearing in the Annual Report on Form 10-K of Northrop Grumman Corporation for the year ended December 31, 1998, and to the reference to us under the heading "Experts" in such Registration Statement.


DELOITTE & TOUCHE LLP
Los Angeles, California


July 2, 1999